UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2021

1895 BANCORP OF WISCONSIN, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	001-38778	83-3078306
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7001 West Edgerton Avenue, Greenfield, Wisconsin		53220
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (414) 421-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BCOW	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On June 25, 2021, 1895 Bancorp of Wisconsin, Inc., a federal corporation, (“Old 1895 Bancorp of Wisconsin”) held a Special Meeting of Stockholders (the “Special Meeting”) at which meeting the stockholders of Old 1895 Bancorp of Wisconsin approved the mutual to stock conversion of 1895 Bancorp of Wisconsin, MHC (the “MHC”) as well voting on other matters as set forth below. The final vote results on each matter submitted to a vote of stockholders are as follows:

1.
Proposal to approve a Plan of Conversion and Reorganization, whereby 1895 Bancorp of Wisconsin, MHC will convert and reorganize from the mutual holding company structure to the stock holding company structure (the “Conversion”):

Including Votes Cast by 1895 Bancorp of Wisconsin, MHC:

For	Against	Abstain	Broker Non-Votes

3,977,575	10,002	7,979	0

Excluding Votes Cast by 1895 Bancorp of Wisconsin, MHC:

For	Against	Abstain	Broker Non-Votes

1,295,403	10,002	7,979	0

2.
Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient proxies at the time of the Special Meeting to approve the Plan of Conversion and Reorganization:

For	Against	Abstain	Broker Non-Votes

3,945,474	26,741	23,341	0

3.
Informational proposal to approve a provision in the Articles of Incorporation of 1895 Bancorp of Wisconsin, Inc., a Maryland corporation (“New 1895 Bancorp of Wisconsin”) requiring a super-majority vote of stockholders to approve certain amendments to the Articles of Incorporation:

For	Against	Abstain	Broker Non-Votes

3,729,057	251,920	14,579	0

4.
Informational proposal to approve a provision in the Articles of Incorporation of New 1895 Bancorp of Wisconsin requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to the Bylaws of New 1895 Bancorp of Wisconsin:

For	Against	Abstain	Broker Non-Votes

3,729,957	250,920	14,679	0

5.
Informational proposal to approve a provision in the Articles of Incorporation of New 1895 Bancorp of Wisconsin to limit the voting rights of shares beneficially owned in excess of 10% of the outstanding voting stock of New 1895 Bancorp of Wisconsin:

For	Against	Abstain	Broker Non-Votes

3,706,627	253,550	35,379	0

Item 8.01.	Other Events.

On June 25, 2021, the members of 1895 Bancorp of Wisconsin, MHC, the mutual holding company parent of Old 1895 Bancorp of Wisconsin, approved the Plan of Conversion and Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

1895 BANCORP OF WISCONSIN, INC.

DATE: June 28, 2021	By:	/s/ Richard B. Hurd
Richard B. Hurd
Chief Executive Officer